EXHIBIT 10.70
                                                                   -------------

                           S.BREWER ENTERPRISES, INC.

                        2121 Jamieson Avenue, Suite 1406
                              Alexandria, VA 22314
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                                 (703)-567-1284

April 9, 2001

James M. DeAngelis
Commodore Applied Technologies
Chief Financial Officer
150 East 58th Street
Suite 3238
New York, New York 10155

Dear Jim,

Re:      Partial Note Conversion

Per the recent agreement deferring repayment of my loan of $500,000 to Commodore from March 15, 2001 until December 31, 2001, please convert one-half of the principal two-hundred thousand ($250,000) to CXI stock at the five-day average close market price at March 15, 2001 close.

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   Date                                       Closing Price CXI Common
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April 06, 2001                                          $0.23
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April 05, 2001                                          $0.24
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April 04, 2001                                          $0.23
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April 03, 2001                                          $0.24
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April 02, 2001                                          $0.26
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5-Day Average                                           $0.24
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$250,000 x 1/$0.24 = 1,041,666.7

This will amount to 1,041,667 shares. Please register these shares in the S-3 filing under preparation.

/s/ SHELBY T. BREWER
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S. BREWER ENTERPRISES, INC.
Shelby T. Brewer
President